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                                                                    EXHIBIT 99.2

                                    CONSENT

  The Undersigned hereby consents to being named as a Trustee of Prentiss Properties Trust (the "Trust") in the Form S-11 of the Trust to be filed with the Securities and Exchange Commission.

                                          /s/ Barry J. C. Parker

Date: July 22, 1996